

Second Sight Medical Products, Inc.

11th Annual LD Micro Main Event

December 5, 2018

SECONDSIGHT

Life In A New Light™

(NASDAQ: EYES)

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," or "planned," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report, on Form 10-K, filed on March 20, 2018, our most recent 10-Q, filed on November 8, 2018 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

SECONDSIGHT

Two Breakthrough Technologies

Argus® II
Retinal Prosthesis

- First and only FDA approved retinal prosthesis
- 20+ years and ~$200 million invested to develop and commercialize
- Established technology with 293+ implants
- Approved for individuals with advanced retinitis pigmentosa (bare-light and no-light perception in U.S.)



Transmitter
Camera
Cable to video processor



Electronics Case
Electrode Array
Receiver (coil)



Glasses and Video Processing Unit

Orion®
Visual Cortical Prosthesis

- Transformational technology with U.S. human trial initiated in Q1 2018
- Broad label potential for most causes of blindness including glaucoma, diabetic retinopathy, optic nerve disease and trauma
- Bypasses the retina and optic nerve to directly stimulate the portion of the brain responsible for vision



Video Camera in Glasses



Electrode array implant on surface of brain

SECONDSIGHT

Argus® II: Effective Treatment for Blindness

Argus II is a retinal prosthesis that induces visual perception in individuals with advanced retinitis pigmentosa (RP)


SECONDSIGHT

Video Link: https://youtu.be/ezVNM05GeUE

SECONDSIGHT

Strategy Driven by Growing Confidence in Orion®



Orion

Execute Orion clinical and R&D programs as our top priority

- Six subject U.S. feasibility study at UCLA and Baylor is ongoing
- R&D efforts to iterate cortical prosthesis and external components in preparation for pivotal trial
- Orion designated FDA Breakthrough Device for expedited pathway to commercialization



Research

Improve the artificial vision user experience

- Multiple research projects to enhance visual acuity and create a richer user experience
- Examples include object and facial recognition, distance filtering, thermal imaging and eye tracking
- Technologies can be integrated in Argus and Orion platforms



Argus

Build and leverage commercial capabilities with capital efficiency

- Focus on markets and Centers of Excellence (COE) with near-term ROI and highest impact
- Restructuring completed in Europe to reduce annual commercial spend by approximately $3 million
- Build market development and artificial vision rehab competencies required for Argus and Orion

SECONDSIGHT

Orion®: Breakthrough Device with Potential to Treat Virtually All Forms of Blindness

The addressable market for Orion is potentially over 70,000 individuals in the U.S.; a multi-billion dollar market opportunity


U.S.
500,000+
70,000+

Market outside U.S. expected to be larger

Legally blind due to glaucoma, diabetic retinopathy, optic nerve disease, eye trauma

Addressable market
With bare light or no light perception

Approximately

50x

current addressable market in the U.S.

SECONDSIGHT

Encouraging Early Orion® Feasibility Study Results



- Conducting a six subject feasibility study at Ronald Reagan UCLA Medical Center and the Baylor College of Medicine
  - Five subjects implanted and activated in 1H 2018
  - Recruiting sixth patient at Baylor College of Medicine
- Observations from our early testing include the following:
  - Four patients cleared for home use
  - Stimulation parameters are within expected ranges and field of view appears to be larger than Argus
  - Observations from rehab sessions indicate subjects are able to do things with Orion that they could not do without, including:
    - Locating people in front of them
    - Identifying drop-off of curb and locating signs
    - Sorting light from dark laundry



Performance data from feasibility patients will be used to determine next steps in 2019 including discussions with FDA to finalize clinical and regulatory pathway as part of Breakthrough Devices program

SECONDSIGHT

Research Technologies to Enhance User Experience

Eye Tracking
Move the implant field of view in conjunction with the movement of the user's eyes

Thermal Imaging
Infrared imaging would allow users to visualize warm objects such people in a room



Depth-Based Decluttering
Allow users to filter out objects further than a defined distance

Object & Facial Recognition
Receive additional auditory and/or haptic information integrated with their artificial vision

Research projects have potential to benefit Argus and Orion users

SECONDSIGHT

Argus® II Strategy: Capital Efficiency & Building Strategic Value

Execute Argus II business with capital efficiency

- High bar for new markets or expansion in current markets
- Improve cost structure and utilization of commercial team
- Focus on Centers of Excellence



Develop Argus II commercial competencies that are strategic for Orion

- Patient outreach, patient qualification and U.S. patient database
- Artificial vision rehabilitation expertise



Invest in Argus II R&D that benefits Orion

- Argus externals including eyewear, camera and VPU
- Software and proprietary software/algorithms used to create artificial vision

SECONDSIGHT

Orion® Leverages our Commercial Experience & Argus II Technology



Centers of Excellence (COE) model and artificial vision rehabilitation

- Centers of Excellence model to build regional artificial vision centers for Argus and Orion
- Best practices development and pioneered post-surgical rehabilitation to improve patient satisfaction and outcomes for all artificial vision patients

Effective patient outreach & screening with U.S. patient database

- Effective patient outreach programs and a multi-step patient qualification process applicable to Argus and Orion
- Large and growing U.S. database that includes potential Argus and Orion patients

Market access & reimbursement expertise benefits Orion

- Argus is an established therapy in over a dozen markets globally
- Achieved highest CMS outpatient reimbursement rate in U.S. at $152.5k for 2019
- Conducting clinical studies via Forfait Innovation (France) and Commissioning Through Evaluation (England) programs for national reimbursement

Orion leverages Argus II technology platform

- Established technology with 10 years+ proven implant durability
- Proprietary algorithms for artificial vision

Innovative Pipeline Extends our Leadership Position


RESEARCH
FEASIBILITY STUDY
PIVOTAL STUDY
COMMERCIAL
Retinitis Pigmentosa
Argus II: Commercial
Argus 2s: Clinical Validation Study
Eye Trauma/Injury
Glaucoma
Diabetic Retinopathy
Optic Nerve Disease
Orion: Early Feasibility Study
Orion Next Gen
Higher electrode count, bilateral implants
Enhancements to User Experience
Assistive Technologies

Key Drivers of Shareholder Value through 2019

Orion

- Complete Orion feasibility trial and release interim data from first six subjects
- Agreement on pivotal and post-market trial designs via the FDA's Breakthrough Device Program
- Initiation of U.S. Orion pivotal trial


Initiate Orion Pivotal Trial
Agreement w/ FDA for Orion Clinical & Regulatory Pathway
Orion Feasibility Study Data
Launch Argus 2s Next Gen Externals
Maximize Argus II ROI

Argus II

- Prioritize Argus activities that maximize ROI or have strategic value to Orion
- Submit regulatory filings for Argus 2s next-generation externals and execute commercial launch

SECONDSIGHT

Select Financial Data

(USD $ in thousands)	Q3 2018	FY 2017	FY 2016
Implants	***20***	***75 (30 in Q4)***	***42 (7 in Q4)***
Revenue	$2,246	$7,964	$3,985
Gross Profit (Loss)	$462	$2,847	$(6,091)
Net Loss	$(8,522)	$(28,516)	$(33,179)
Non-GAAP Adjusted Net Loss[1]	$(7,535)	$(27,576)	$(24,812)

1) Non-GAAP adjusted net loss excludes non-cash expenses including stock-based compensation and reserve for excess inventory.

(USD $ in thousands)	September 30, 2018	December 31, 2017
Cash and cash equivalents	$4,972	$7,839
Cash balance above does not include $4.0 million private placement of common stock with Gregg Williams, Chairman of the Board of Directors in October 2018		
Debt	$0	$0

SECONDSIGHT

Second Sight Investment Highlights

- **Argus II business focused on capital efficiency and strategic benefit**
  - ROI and cost structure improvements important when evaluating markets or expansion
  - Commercial competencies and R&D efforts such as Argus 2s next-gen externals that benefit Orion are prioritized
- **Orion is a large market opportunity that's more than 50x the current RP market**
  - Potential to treat nearly all forms of blindness including diabetic retinopathy, glaucoma, optic nerve disease and eye injury
  - Six subject feasibility study at UCLA and Baylor underway with good early results and interim data in next six months
  - FDA Breakthrough Device designation provides expedited regulatory and clinical pathway
- **Orion leverages Argus II**
  - Orion leverages Argus technology including implantable array, externals and proprietary software / algorithms for creating artificial vision
  - Orion also leverages reimbursement success, patient outreach and screening expertise as well as artificial vision rehabilitation competencies
- **Future technologies under development beneficial to Argus II and Orion**
  - Eye-tracking, thermal imaging and depth-based decluttering provide improved or more useful vision
  - Object recognition and facial recognition create enhanced user experience

SECONDSIGHT



Contacts

Second Sight Medical Products, Inc.
12744 San Fernando Road
Suite 400
Sylmar, CA 91342
Main: 818-833-5000
www.secondsight.com

Will McGuire
President & CEO
Direct: 818-833-5040
wmcguire@secondsight.com

Retail Investor Relations
Greg Falesnik
Managing Director
MZ North America
Direct: 949-385-6449
Greg.Falesnik@mzgroup.us

Institutional Investor Relations
Lisa Wilson
President
In-Site Communications, Inc.
Direct: 212-452-2793
lwilson@insitecony.com